CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	4 Months Ended	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2020	Jun. 30, 2019
Operating expenses:
Acquired in-process research and development			$ 35,286
Research and development	$ 193	$ 4,565	4,316
General and administrative	374	5,750	2,737
Total operating expenses and loss from operations	(567)	(10,315)	(42,339)
Equity in losses of affiliate		(63)
Other income (expense), net	(5)	534	38
Net loss	(572)	(9,844)	(42,301)
Other comprehensive income (loss):
Foreign exchange translation adjustment	4	(378)	(826)
Total comprehensive loss	$ (568)	$ (10,222)	$ (43,127)
Net loss per ordinary share—basic and diluted	$ (0.03)	$ (0.17)	$ (0.99)
Weighted average ordinary shares—basic and diluted	20,000,000	59,079,522	42,561,600